Exhibit 10.1

AMENDMENT NO. 2 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT AGREEMENT

    This Amendment No. 2 to Fifth Amended and Restated Credit Agreement and Consent Agreement (this “Amendment”), dated as of November 5, 2025, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Control Devices”), STONERIDGE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands, registered with the Dutch Chamber of Commerce under file number 67928471 (“Stoneridge Netherlands”, and together with the Parent, Electronics and Control Devices, the “Borrowers”), STONERIDGE FLEET SOLUTIONS, INC., an Ohio corporation (formerly known as Stoneridge Aftermarket, Inc.) (“Fleet Solutions”), SRI HOLDINGS US LLC, a Delaware limited liability company (“SRI Holdings US”) and SRI DELAWARE HOLDINGS, LLC, a Delaware limited liability company (“SRI Holdings” and, together with Fleet Solutions and SRI Holdings US, the “Guarantors”), the various Lenders (as hereinafter defined) which are a party to this Amendment and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent (in such capacity, the “Administrative Agent”) and the collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”).
Recitals:

A.The Borrowers have been extended certain financial accommodations pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of November 2, 2023, as amended by that certain Amendment No. 1 to Fifth Amended and Restated Credit Agreement
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and Waiver dated as of February 26, 2025 (as amended, supplemented, amended and restated or otherwise modified from time to time, including as amended hereby, the “Credit Agreement”), among the Borrowers, the Guarantors party thereto from time to time, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent;
B.The Parent intends to enter into an agreement pursuant to which the Parent will sell its Equity Interests in Control Devices and Stoneridge Asia Holdings Ltd., a Mauritius private company limited by shares (“Stoneridge Asia”), to an unrelated third party (the sale of Control Devices and Stoneridge Asia is referred to herein as the “Specified Transaction”). All assets of Control Devices and the Equity Interests in Control Devices and Stoneridge Asia are referred to herein, collectively, as the “Subject Assets.” Concurrent with the Specified Transaction, Control Devices will be released as a Borrower and a Guarantor under the Credit Agreement and a Grantor under certain other Loan Documents, and all security interests and liens in the Subject Assets granted by the Parent and Control Devices pursuant to the Pledge and Security Agreement or any other Loan Document will be released;
C.The Specified Transaction is permitted pursuant to Section 8.2.7(ix) of the Credit Agreement;
D.In connection with any sale that is permitted under the Loan Documents, Section 10.10 of the Credit Agreement authorizes the Administrative Agent, without the consent of any Lender, to release any Lien on any property that is sold and to release any Guarantor whose ownership interests are sold. Sections 11.1.1 and 11.1.3 of the Credit Agreement provide that a Borrower may be released from its Obligations under the Credit Agreement in connection with transactions permitted by Section 8.2.7 of the Credit Agreement with the consent of the Required Lenders;

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E.The Borrowers have requested that (i) the Required Lenders irrevocably authorize the Agent to release Control Devices as a Borrower substantially concurrently with the consummation of the Specified Transaction, (ii) the Required Lenders authorize and direct the Agent to execute and deliver, substantially concurrently with the consummation of the Specified Transaction, an Obligor and Lien Release Letter substantially in the form of Exhibit A attached hereto (the “Release”), and (iii) the Required Lenders amend certain provisions of the Credit Agreement as more fully set forth below, including, without limitation, reducing the Revolving Credit Commitments from $275,000,000 to $225,000,000 effective as of the Amendment Effective Date (as hereinafter defined).
F.The Borrowers, the Lenders party hereto, which constitute Required Lenders, and the Administrative Agent constitute the parties required for purposes of providing this amendment pursuant to Section 11.1 of the Credit Agreement.
Agreements:

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:
Section 1    DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.
Section 2    AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to the terms, conditions and limitations of this Amendment, including, without limitation, Section 5 below, the Credit Agreement is hereby amended as of the Amendment Effective Date as follows:

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2.1    Amendment to Section 5.7.1 [Sale of Assets] of the Credit Agreement. The last sentence of Section 5.7.1 [Sale of Assets] of the Credit Agreement is hereby amended in its entirety to read as follows:
“All prepayments of Revolving Credit Loans pursuant to this Section 5.7.1 [Sale of Assets] shall not permanently reduce the Revolving Credit Commitment; provided, however, that, upon consummation of the Specified Sale, the Borrowers shall promptly deliver notice of the Specified Sale to the Administrative Agent and, upon receipt of such notice, the Revolving Credit Commitment shall be permanently reduced by an amount equal to the lesser of (i) the Net Cash Proceeds of the Specified Sale or (ii) $50,000,000.”

2.2    Amendment to Section 8.2.17. [Minimum Interest Coverage Ratio] of the Credit Agreement.    Section 8.2.17 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby amended and restated in its entirety as follows:
“8.2.17. Minimum Interest Coverage Ratio. The Loan Parties shall not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense of the Parent and its Subsidiaries, calculated as of the end of each fiscal quarter for the four (4) fiscal quarters then ended, to be less than the ratio specified below:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
September 30, 2025	2.50 to 1.00
December 31, 2025	2.50 to 1.00
March 31, 2026	2.50 to 1.00
June 30, 2026 and thereafter	3.50 to 1.00

provided that, commencing with the first full fiscal quarter ending after the consummation of the Specified Sale, the Loan Parties shall not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense of the Parent and its Subsidiaries, calculated as of the end of each fiscal quarter for the four (4) fiscal quarters then ended (calculated on a Pro Forma Basis for the Specified Sale and any related prepayment of Indebtedness in connection therewith), to be less than 3.50 to 1.00 as of the last day of such fiscal quarter and each fiscal quarter thereafter. For the avoidance of doubt, there is no requirement to satisfy a minimum ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense of the Parent and its Subsidiaries as of the end of fiscal quarter December 31, 2024.”

2.3    Amendment to Schedule 1.1(B) [Commitments of Lenders and Addresses for Notices] of the Credit Agreement. Schedule 1.1(B) [Commitments of Lenders

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and Addresses for Notices] of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I hereto.
Section 3    CONSENT AND AGREEMENT.

3.1    Subject to the terms, conditions and limitations of this Amendment, including, without limitation, Section 5, below, the Required Lenders hereby irrevocably authorize the Agent to release Control Devices as a Borrower substantially concurrently with the Specified Transaction and direct the Agent, substantially concurrently with the consummation of the Specified Transaction, to execute and deliver the Release (the “Subject Consent”).
3.2    The Subject Consent (i) is limited to its express terms, (ii) shall not be deemed to be a waiver of any Potential Default or Event of Default that may have existed on or prior to the date hereof, or of any Potential Default or Event of Default that may hereafter arise, (iii) is not intended to, and shall not, establish any course of dealing among the Borrowers, the Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement, (iv) shall not operate as a consent to or waiver of any other right, power, or remedy of the Agent or the Lenders under the Credit Agreement, and (v) shall not be construed as an agreement or understanding by the Lenders to grant any consent, waiver or other accommodation in the future with respect to any provision of the Credit Agreement or any of the other Loan Documents except as expressly described in this Amendment.
3.3    The Subject Consent shall expire and be null and void if the Specified Transaction has not been consummated on or before June 30, 2026 unless extended in writing by the parties to this Amendment.
Section 4    REPRESENTATIONS AND WARRANTIES.

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    Each Loan Party hereby represents and warrants to the Lenders and the Agents as follows:
4.1    The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Loan Party party thereto enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity.
4.2    No Potential Default or Event of Default. No Potential Default or Event of Default exists under the Credit Agreement as of the date hereof (after giving effect to this Amendment) and no Potential Default or Event of Default will occur as a result of the effectiveness of this Amendment.
4.3    Restatement of Representations and Warranties. The representations and warranties of such Loan Party contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents are true and correct in all material respects (or, if already qualified by materiality therein, in all respects) on and as of the Amendment Effective Date (after giving effect to this Amendment) as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, if already qualified by materiality therein, in all respects) as of such earlier date.

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4.4     Organizational Documents. There have been no changes to the articles or certificate of incorporation, by-laws, code of regulations, certificate of formation, limited liability company agreement or other organizational documents, as the case may be (collectively, the “Organizational Documents”) of such Loan Party since the most recent certification provided to the Administrative Agent, and such Organizational Documents remain in full force and effect as of the Amendment Effective Date.
Section 5    CONDITIONS TO EFFECTIVENESS.
    The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:
5.1    Execution. The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by an Authorized Officer of each Loan Party and the Lenders.
5.2    Payment of Costs and Expenses. The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Administrative Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement with the Administrative Agent.
The Administrative Agent or its counsel will advise the Parent and the Lenders promptly by electronic mail of the occurrence of the Amendment Effective Date.
Section 6     MISCELLANEOUS.

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6.1    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.
6.2    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.
6.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.
6.4    Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.
6.5    Negotiations. Each Loan Party acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agents and the Lenders.
6.6    Nonwaiver. Except as expressly set forth herein, the execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agents under the Credit Agreement or the other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

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6.7    Reaffirmation. Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.
6.8    Confirmation of Obligations. Each Loan Party hereby affirms as of the date hereof all of its respective Obligations and other obligations to each of the Lenders under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Obligations and other obligations are owed to each of the Lenders according to their respective terms. Each Loan Party hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Agents or Lenders of the Obligations and other obligations of such Loan Party to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.
6.9    Release. To the extent that any claim, cause of action, defense or set-off against any Lender, the Administrative Agent, or the Issuing Lender or their enforcement of the Credit Agreement or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of the Lenders’ and the Administrative Agent’s entering into this Amendment, each Loan Party irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.
6.10    Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the

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Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

    STONERIDGE, INC.,
    as a Borrower

By: /s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.,
as a Borrower

STONERIDGE ELECTRONICS, INC.,
as a Borrower

STONERIDGE FLEET SOLUTIONS, INC.,
as a Guarantor

By: /s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Vice President and Treasurer

SRI DELAWARE HOLDINGS, LLC,
as a Guarantor

By: /s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Vice President

SRI HOLDINGS US LLC,
as a Guarantor
By: Stoneridge, Inc., its sole member

By: /s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Chief Financial Officer and Treasurer of Stoneridge, Inc., as Sole Member SRI Holdings US LLC

[Signature Page to Amendment No. 2]
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STONERIDGE B.V.,
as a Borrower

By: /s/ Matthew R. Horvath
Name: Matthew R. Horvath
Title: Managing Director A

By: /s/ Marcus Petrus Johannes Derks
Name: Marcus Petrus Johannes Derks
Title: Managing Director B

[Signature Page to Waiver and Amendment No. 2]
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    PNC BANK, NATIONAL ASSOCIATION, as
    the Administrative Agent, the Collateral Agent and
    a Lender

    By: /s/ Scott Neiderheide
    Name: Scott Neiderheide
    Title: Senior Vice President

[Signature Page to Amendment No. 2]
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    BANK OF AMERICA, N.A., as a Lender

    By: /s/ David Komrska
    Name: David Komrska
    Title: Senior Vice President

[Signature Page to Amendment No. 2]
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    JPMORGAN CHASE BANK, N.A.,
    as a Lender

    By: /s/ Katryna Grishaj
    Name: Katryna Grishaj
    Title: Authorized Officer

[Signature Page to Amendment No. 2]
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    U.S. BANK NATIONAL ASSOCIATION, as a
Lender

    By: /s/ Jeffrey S. Johnson
    Name: Jeffrey S. Johnson
    Title: Senior Vice President

[Signature Page to Amendment No. 2]
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FIRST MERCHANTS BANK, as a
Lender

    By: /s/ Zach Vojcek
    Name: Zach Vojcek
    Title: Vice President

[Signature Page to Amendment No. 2]
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    BMO BANK, N.A., as a Lender

    By: /s/ Ron Freed
    Name: Ron Freed
    Title: Director

[Signature Page to Amendment No. 2]
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Annex I

SCHEDULE 1.1(B)
COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: PNC Bank, National Association Address: 1900 East Ninth Street Cleveland, Ohio 44114 Attention: Scott E. Neiderheide Telephone: (412) 768-5447 Telecopy: (412) 705-2400	$61,363,636.37	27.272727276%
Name: Bank of America, N.A. Address: 3030 Cross Creek PKWY MI9-030-02-07 Auburn Hills, MI 48326 Attention: David Komrska Telephone: (248) 840-6821	$49,090,909.09	21.818181818%
Name: JPMorgan Chase Bank, N.A.. Address: 1116 W Long Lake Rd, Floor 02 Bloomfield Hills, MI 48302-1963 Attention: Katryna Grishaj Telephone: (248) 839-0097	$49,090,909.09	21.818181818%
Name: U.S. Bank National Association Address: 190 S. Lasalle – 9th Floor Chicago, IL 60603 Attention: Jeffrey Johnson Telephone: (312) 325-8719	$31,909,090.91	14.181818182%
Name: First Merchants Bank Address: 32991 Hamilton Ct Farmington Hills, MI 48334 Attention: Steven McCormack Telephone: (248) 410-1417	$17,181,818.18	7.636363636%
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Name: BMO Bank, N.A. Address: 135 N. Pennsylvania St., 9th Floor Indianapolis, IN 46204 Attention: Betsy Phillips, VP Commercial Banking Telephone: (317) 269-1291	$16,363,636.36	7.272727271%
Total:	$225,000,000	100.000000000%

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Exhibit A
Release Documents

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Exhibit B
UCC Filings
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